Earnings (Loss) per Share	12 Months Ended
Sep. 26, 2014
Earnings (Loss) per Share [Abstract]
Earnings (Loss) per Share

8.	Earnings (Loss) per Share
In fiscal 2014, basic and diluted earnings (loss) per share were computed using the two-class method. The two-class method is an earnings allocation that determines earnings per share for each class of common stock and participating securities according to dividends declared and participation rights in undistributed earnings. The Company's restricted stock awards, issued in conjunction with the Questcor Acquisition in August 2014, are considered participating securities as holders are entitled to receive non-forfeitable dividends during the vesting term. Diluted earnings per share includes securities that could potentially dilute basic earnings per share during a reporting period, for which the Company includes all share based compensation awards other than participating securities. Dilutive securities, including participating securities, are not included in the computation of loss per share when the Company reports a net loss from continuing operations as the impact would be anti-dilutive.
In periods prior to fiscal 2014, basic earnings (loss) per share was computed by dividing net income by the number of weighted-average shares outstanding during the period. Diluted earnings (loss) per share was computed using the weighted-average shares outstanding and, if dilutive, potential ordinary shares outstanding during the period. Potential ordinary shares represent the incremental ordinary shares issuable for restricted share units and share option exercises. The Company calculated the dilutive effect of outstanding restricted share units and share options on earnings (loss) per share by application of the treasury stock method.
The computations of basic and diluted earnings (loss) per share assumes that the number of shares outstanding for periods prior to June 28, 2013 was equal to the number of ordinary shares of Mallinckrodt outstanding on June 28, 2013, immediately following the distribution of one ordinary share of Mallinckrodt for every eight ordinary shares of Covidien. The dilutive effect of the Company's share-based awards that were issued as a result of the conversion of Covidien share-based awards with the Separation, the conversion of Questcor share-based awards with the Questcor Acquisition, the initial equity awards granted to certain of the Company's executives on July 1, 2013 and any other Company grants made since the Separation have been included in the computation of diluted earnings per share for fiscal 2014 and 2013, calculated under the methodologies outlined above, weighted appropriately for the portion of the period they were outstanding.

	2014	2013	2012
Weighted-average shares for basic earnings (loss) per share	64.9	57.7	57.7
Effect of share options and restricted shares	—	0.1	—
Weighted-average shares for diluted earnings (loss) per share	64.9	57.8	57.7

As the Company incurred a net loss in fiscal 2014, there was no allocation of the undistributed loss to participating securities because the effect would have been anti-dilutive to basic and diluted earnings per share. The computation of diluted earnings per share for fiscal 2014 and 2013 excludes approximately 5.7 million and approximately 0.5 million of equity awards because the effect would have been anti-dilutive.